Exhibit 10.4
                       FIFTH AMENDMENT TO
      AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP
                               OF
                 DUKE REALTY LIMITED PARTNERSHIP
    --------------------------------------------------------

          THIS FIFTH AMENDMENT TO THE AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP (this "Amendment") is made effective as of October 1, 1997 by and among DUKE REALTY INVESTMENTS, INC. (the "General Partner"), DMI Partnership ("DMI"), Thomas L. Hefner ("Hefner"), LINDBERGH-WARSON PROPERTIES, INC., a Missouri corporation ("LWP"), MARYVILLE LAND PARTNERSHIP, a Missouri general partnership ("MLP"), MARYVILLE CENTRE ASSOCIATES VI, a Missouri general partnership ("MCA VI"), MARYVILLE CENTRE ASSOCIATES VIII, a Missouri general partnership ("MCA VIII"), EDWARD T. BAUR, Trustee, BIRCH M. MULLINS, Trustee, and JAMES D. ECKHOFF (LWP, MLP, MCA VI, MCA VIII, Edward T. Baur, Birch M. Mullins, and James D. Eckhoff are collectively referred to as the "Baur Group"). All capitalized terms used but not defined in this Amendment shall have the meanings respectively assigned to them in the Partnership Agreement (as hereinafter defined).

                            RECITALS:
                            --------

          A. The Partnership is governed by that certain Amended and Restated Agreement of Limited Partnership, dated as of October 4, 1993, as amended to date (the "Partnership
Agreement").

          B. Pursuant to that certain Contribution and Exchange Agreement by and among Lindbergh-Warson Properties, Inc., D/B/A Baur Properties, Duke Realty Limited Partnership, and Duke Realty Investments, Inc. and other parties, dated as of October 1, 1997, the Baur Group contributed to the capital of the Partnership certain assets, subject to certain liabilities, in exchange for ownership interests in the Partnership.

          C.  The Baur Group wishes to be admitted as Additional
Limited Partners of the Partnership.

          D.  This Amendment is made pursuant to Section
9.05(a)(iii) and Section 9.05(b) of the Partnership Agreement.

          E. The General Partner, DMI and Hefner collectively own in excess of 90% of the outstanding Units.

          F. All of the parties desire to enter into this Amendment for the purpose of setting forth the admission of the Baur Group to the Partnership as Additional Limited Partners and certain amendments to the Partnership Agreement as hereinafter set forth.

          NOW, THEREFORE, in consideration of the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

          1.   The Baur Group is hereby admitted as Additional
Limited Partners of the Partnership.


     2.  The Partnership Agreement is hereby amended as follows:

          SECTION 1.04.  DEFINITIONS.
         ----------------------------
         Section 1.04 is hereby amended by inserting the following new definitions:

                   "Baur Contribution and Exchange Agreement" means that certain Contribution and Exchange Agreement by and among Lindbergh-Warson Properties, Inc., D/B/A Baur Properties, Duke Realty Limited Partnership, and Duke Realty Investments, Inc. and other parties dated as of October 1, 1997.

                   "Baur Group" means, collectively, Lindbergh-
    Warson Properties, Inc., Maryville Land Partnership,
    Maryville Center Associates VI, Maryville Center Associates
    VIII, Edward T. Baur, Trustee, Birch M. Mullins, Trustee and
    James D. Eckhoff.

                   "Baur Units" means one or more Units issued by the Partnership as a class that: (1) are distributed to the Baur Group pursuant to section 2.1(c) of the Baur Contribution and Exchange Agreement; (2) are entitled to the distribution of certain refinancing proceeds pursuant to
    Section 4.15(b); and (3) after the distribution pursuant to
    Section 4.15(b), have all the same rights, powers, and privileges as Units.

                   "Restructured Mortgage" means that certain refinancing mortgage in the principal amount of $20,000,000.00, which is subject to a certain liability assumption agreement executed by the Baur Group, a copy of which is attached as an exhibit to the Baur Contribution and Exchange Agreement.

    SECTION 2.03(A).  CLASSIFICATION AND OWNERSHIP OF UNITS.
    -------------------------------------------------------
    Section 2.03(a) is hereby amended by deleting the first sentence thereof and inserting the following in lieu thereof:

    The Units shall all be of a single class unless and until the Partnership issues Units of one or more additional classes pursuant to Article IV.

    ARTICLE IV.  CAPITAL CONTRIBUTIONS, PROFITS AND LOSSES AND DISTRIBUTIONS.
    -----------------------------------------------------------------------
    Article IV is hereby amended by revising Section 4.03 and adding
    Section 4.15 as follows:

    SECTION 4.03.  DISTRIBUTABLE CASH.
    ----------------------------------
    Section 4.03 is hereby amended by deleting the first sentence thereof and inserting the following in lieu thereof:

    Except as otherwise provided in this Article IV, distributions of Distributable Cash shall be made when declared by the General Partner in its sole discretion to the Partners who are Partners on the Partnership Record Date with respect to such Distribution in accordance with their respective Percentage Shares on such Partnership Record Date; provided that in no event may a Partner receive a Distribution of Distributable Cash with respect to a Unit if such Partner is entitled to receive a Distribution out of such Distributable Cash with respect to a REIT Share for which such Unit has been exchanged.

    SECTION 4.15.  BAUR UNITS.
    --------------------------
   (a) Pursuant to subsection (a) of Section 4.02, the Partnership hereby issues Baur Units in the aggregate amount of 1,925,337 to the Baur Group in exchange for the contribution to the capital of the Partnership pursuant to the Baur Contribution and Exchange Agreement of assets with an Agreed Value in the aggregate of $60,817,142.20. Immediately following the capital contributions described in this subsection and the distributions pursuant to subsection (b) of this Section, the Capital Accounts and the number of Baur Units owned by each member of the Baur Group is as follows:

                                                Capital        Baur
                                                Accounts       Units
                                                --------       ------
    Lindbergh-Warson Properties, Inc.:         $ 6,424,625.74    303,048

    Maryville Land Partnership:                 26,523,604.91  1,251,114

    Maryville Center Associates VI:              4,340,250.23    204,729

    Maryville Center Associates VIII:            1,858,341.54     87,658

    Edward T. Baur:                                815,245.35     38,455

    Birch M. Mullins:                              779,383.24     36,763

    James D. Eckhoff:                               75,691.40      3,570
                                                 ------------  ---------
        TOTAL                                  $40,817,142.41  1,925,337



    (b) Notwithstanding Section 4.03 or any other provision of this Agreement, immediately after the effective time of the admission of the Baur Group as Partners, each holder of Baur Units shall be distributed an amount of cash equal to $10.38779 for each Baur Unit held, for an aggregate Distribution of $20,000,000.00, in accordance with the schedule attached hereto ("Schedule A"). Pursuant to Notice 89-35, 1989-1 C.B. 675, for purposes of applying the interest tracing rules of Treasury Regulations Section 1.163-8T, the Partnership shall treat the amount distributed to each member of the Baur Group as being made from the proceeds of the Restructured Mortgage. Interest expense on such proceeds shall be allocated in accordance with the general allocation rules of V.A of Notice 89-
35. Notwithstanding any other provision of this Agreement, the General Partner shall not be liable for, nor be required to restore or make a capital contribution on account of, any deficit Capital Account balance to the extent that the proceeds of any such restoration or capital contribution would be used to pay the Restructured Mortgage. Furthermore, in the event that the General Partner becomes liable for and is required to pay, directly or indirectly, all or any portion of the Restructured Mortgage from its separate assets, each member of the Baur Group shall upon demand pay to the General Partner an amount of cash in immediately available funds equal to the amount paid by the General Partner on account of the Restructured Mortgage multiplied by a fraction, the numerator of which is the number of Baur Units issued to such member of the Baur Group pursuant to
Section 4.15(a) hereof and the denominator of which is the number of Baur Units issued to all members of the Baur Group pursuant to
Section 4.15(a) hereof.

          3. This Amendment may be executed in any number of counterparts with the same effect as if all of the parties had signed the same document. All counterparts shall be construed together and shall constitute one agreement.

          4. Except as amended hereby, the Partnership Agreement shall continue in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                         DUKE REALTY INVESTMENTS, INC.,
                         General Partner,

Date:                         By:  /s/
     -----------------             -----------------------
                                   Thomas L. Hefner
                                   Chief Executive Officer


Date:                             /s/
     ----------------             ------------------------
                                  THOMAS L. HEFNER


Date:                         DMI PARTNERSHIP
     -----------------        By:  Duke Management, Inc., General Partner


                              By:
                                 -------------------------------
                                 Thomas L. Hefner, President


Date:
     -----------------           -------------------------------
                                 EDWARD T. BAUR, TRUSTEE


Date:
     -----------------           -------------------------------
                                 BIRCH M. MULLINS, TRUSTEE


Date:
     -----------------           -------------------------------
                                 JAMES D. ECKHOFF


                              LINDBERGH-WARSON PROPERTIES, INC.


Date:                         By:
     ------------------         -------------------------------
Attest:                       Edward T. Baur, Chairman
       ----------------
       James D. Eckhoff
       Secretary

                              MARYVILLE LAND PARTNERSHIP

                              By:  Lindbergh-Warson Properties, Inc.,
                                   its General Partner


Date:                              By:
     ------------------            -------------------------
Attest:                            Edward T. Baur, Chairman
     ------------------
       James D. Eckhoff
       Secretary


                              MARYVILLE CENTRE ASSOCIATES VI

                              By:  Maryville Land Partnership,
                                   its General Partner

                              By:  Lindbergh-Warson
                                   Properties, Inc., its
                                   General Partner

Date:                              By:
     ------------------            -------------------------
Attest:                            Edward T. Baur, Chairman
     ------------------
       James D. Eckhoff
       Secretary
                              MARYVILLE CENTRE ASSOCIATES VIII

                              By:  Maryville Land Partnership,
                                   its General Partner


                              By:  Lindbergh-Warson Properties, Inc.,
                                   its General Partner

Date:                              By:
     ------------------            -------------------------
Attest:                            Edward T. Baur, Chairman
     ------------------
       James D. Eckhoff
       Secretary

                           SCHEDULE A
                           -----------
              DISTRIBUTION OF REFINANCING PROCEEDS
            TO BAUR GROUP PURSUANT TO SECTION 4.03(b)
                  OF THE PARTNERSHIP AGREEMENT
            ----------------------------------------

                                      DISTRIBUTION OF
BAUR GROUP                         REFINANCING PROCEEDS
-----------                        ---------------------
EDWARD T. BAUR                        399,462.24

BIRCH M. MULLINS                      381,890.15

JAMES D. ECKHOFF                       37,088.05

MARYVILLE LAND PARTNERSHIP         12,996,306.62

LINDBERGH-WARSON PROPERTIES, INC.   3,148,003.69

MARYVILLE CENTRE ASSOCIATES VI      2,126,680.10

MARYVILLE CENTRE ASSOCIATES VIII      910,569.15
                                   -------------
   TOTAL                         $ 20,000,000.00
                                   =============